EQUITY (Tables)	12 Months Ended
Dec. 31, 2021
EQUITY
Schedule of maximum number of common shares that would be outstanding if all dilutive instruments outstanding were exercised

Common shares outstanding at December 31, 2021	245,001,857
Employee stock options	4,482,941
Common shares held in trusts in connection with the RSU plan (Note 17C), PSU plan (Note 17D) and LTIP	433,947
Total	249,918,745

Schedule of weighted average number of common shares used in the calculation of basic and diluted net income per share

	Year Ended December 31,
	2021	2020
Net income for the year	$543,009	$511,607
Weighted average number of common shares outstanding - basic (in thousands)	243,708	241,508
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	598	695
Add: Dilutive impact of employee stock options	426	869
Weighted average number of common shares outstanding - diluted (in thousands)	244,732	243,072
Net income per share - basic	$2.23	$2.12
Net income per share - diluted	$2.22	$2.10